UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2024

ENERGOUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36379	46-1318953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3590 North First Street, Suite 210

San Jose, California 95134

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (408) 963-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	WATT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on June 21, 2024, Energous Corporation (the “Company”) entered into an At The Market Offering Agreement (the “Sales Agreement”) with H.C. Wainwright & Co., LLC, as sales agent (the “Agent”), pursuant to which the Company may offer and sell, from time to time in transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”) the Company’s common stock, par value $0.00001 per share (“common stock”), through or to the Agent (the “ATM Offering”). The Sales Agreement, among other things, provides for the issuance and sale of up to an aggregate of $7.46 million of shares of the Company’s common stock (the “Shares”).

The offer and sale of the Shares will be made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333- 261087), which was declared effective by the Securities and Exchange Commission (the “Commission”) on December 16, 2021 (the “Registration Statement”), and a prospectus, which consists of a base prospectus filed with the Registration Statement, and a prospectus supplement, dated December 30, 2024, and filed with the Commission pursuant to Rule 424(b) under the Securities Act. The Company has also filed a registration statement on Form S-3 (File No. 333-283819) with the Commission pursuant to the Securities Act on December 13, 2024, which has not been declared effective by the Commission, but extends the eligibility period of the Registration Statement by 180 days pursuant to Rule 415(a)(5)(ii) under the Securities Act.

Pursuant to the Sales Agreement, sales of the Shares, if any, may be made by any method permitted by law deemed to be an “at-the-market offering” as defined in Rule 415(a)(4) of the Securities Act, including, without limitation, sales made directly on or through the Nasdaq Capital Market or any other existing trading market in the United States for the Shares, in privately negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices and/or any other method permitted by law. If the Company and the Agent agree on any method of distribution other than sales of shares of the Company’s common stock on or through the Nasdaq Capital Market or another existing trading market in the United States at prevailing market prices, the Company will file a further prospectus supplement providing all information about such offering as required by Rule 424(b) under the Securities Act.

The Company is not obligated to make any sales of Shares under the Sales Agreement and the Agent is not required to sell any number or dollar amount of the Shares but will use commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal law, rules and regulations and the rules of Nasdaq, to sell the Shares from time to time, based upon instructions from the Company (including any price, time, or size limits or other customary parameters or conditions the Company may impose).

The Company intends to use the net proceeds from this offering for general and administrative expenses and other general corporate purposes, research and product development efforts, potential acquisition of complementary technologies and companies, regulatory activities, business development and support functions.

The Sales Agreement contains customary representations, warranties and agreements by the Company, including obligations of the Company to indemnify the Agent for certain liabilities under the Securities Act. Under the terms of the Sales Agreement, the Company will pay the Agent a cash commission of 3% of the gross proceeds from sales of the Shares sold under the Sales Agreement, provided, however, that such compensation will not apply when the Agent acts as principal, in which case the Company may sell the Shares to the Agent as principal at a price agreed upon at the relevant applicable time and pursuant to a separate agreement the Company will enter into with the Agent setting forth the applicable terms. The Company will also reimburse the Agent for certain specified expenses in connection with entering into the Sales Agreement and additional amounts for due diligence update sessions conducted in connection with each such date the Company files its Quarterly Reports on Form 10-Q or its Annual Report on Form 10-K, as applicable.

The offering of Shares pursuant to the Sales Agreement will terminate upon the earlier of (i) the sale of Shares pursuant to the prospectus supplement dated December 30, 2024 having an aggregate sales price of up to $7.46 million or (ii) the termination by the Company or the Agent of the Sales Agreement pursuant to its terms.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of the Company’s common stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 10.1 to the Current Report on Form 8-K, filed with the Commission on June 21, 2024, and is incorporated herein by reference.

The legal opinion and consent of Perkins Coie LLP relating to the issuance and sale of the Shares in the ATM Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Perkins Coie LLP, with respect to the legality of the securities being registered.
10.1	At The Market Offering Agreement, dated June 21, 2024, by and between Energous Corporation and H.C. Wainwright & Co., LLC (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on June 21, 2024).
23.1	Consent of Perkins Coie LLP (contained in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGOUS CORPORATION

Date: December 30, 2024	By:	/s/ Mallorie Burak
	Name:	Mallorie Burak
	Title:	Chief Executive Officer and Chief Financial Officer